UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21414
Oppenheimer Principal Protected Trust II
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  August 31
Date of reporting period:  08/31/2009

Item 1.  Reports to Stockholders.

August 31, 2009

Oppenheimer

Principal Protected Main Street Fund II®

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Fund Update

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Oppenheimer Principal Protected Main Street Fund II Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2009, and are based on the total market value of investments.
8 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended August 31, 2009, followed by a graphical comparison of the Fund’s performance to the S&P 500 Index.
Management Discussion of Fund Performance. The Fund’s Class A shares (without sales charge) returned -2.37% for the twelve months ended August 31, 2009, compared to the S&P 500 Index, which returned -18.25%.
     The credit crunch that began in 2007 and escalated into a full-blown global financial crisis over the summer of 2008 worsened during the reporting period. Declining asset prices compelled highly leveraged financial institutions to raise cash by selling their more liquid and creditworthy holdings, putting downward pressure on a broad range of asset classes. Financial institutions wrote down or wrote off a significant portion of their investments’ value, producing massive losses that led to the insolvency of several major commercial banks, investment banks, mortgage agencies and insurers.
     The situation reached critical proportions after investment bank Lehman Brothers declared bankruptcy in September 2008, which made lenders reluctant to extend credit even to their best customers. “Frozen” credit markets sharply limited the availability of credit for businesses and consumers and nearly led to the collapse of the global banking system. Governments and central banks responded to the crisis with enormous injections of liquidity, lower short-term interest rates and rescue packages for troubled industries. While these measures helped stabilize the crisis, credit markets remained fragile and business conditions continued to deteriorate. The U.S. economic slowdown that began in late 2007 was exacerbated by the financial crisis, leading to a surge in job losses and additional pressure on slumping home prices. Cash-strapped consumers and anxious businesses curtailed spending, adding fuel to the downturn.
     Prior to February 24, 2009, between 0% to 100% of the Fund’s assets were allocated to the equity portfolio, a substantial portion of which was invested in Class Y shares of Oppenheimer Main Street Fund. Effective February 24, 2009, the Fund’s assets have been completely and irreversibly reallocated to the debt portfolio. In this circumstance, the Fund’s ability to participate in upward equity market movements prior to the end of the Warranty Period is eliminated.
     The Fund’s debt portfolio will principally consist of zero coupon U.S. government securities, but may also include certain securities guaranteed by U.S. government agencies and instrumentalities and securities issued by government sponsored enterprises, which are neither guaranteed nor insured by the U.S. government. The securities in the debt portfolio will have a maturity approximately equal to the period remaining in the Warranty Period, which ends March 3, 2011.
9 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FUND PERFORMANCE DISCUSSION
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2009. Performance is measured from inception of all classes on November 10, 2003. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index of U.S. equity securities. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
10 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, unless redeemed on the Maturity Date (March 3, 2011). Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent 1% deferred sales charge for the 1-year period. See page 14 for further information.
11 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, unless redeemed on the Maturity Date (March 3, 2011). Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent 1% deferred sales charge for the 1-year period. See page 14 for further information.
13 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
The Fund has entered into a warranty agreement (the “Warranty”) with Main Place Funding LLC (the “Warranty Provider”) which attempts to make sure that the value of each shareholder’s account on the maturity date (March 3, 2011) will be at least equal to a shareholder’s original investment (reduced by any adjustments to the warranty amount permitted by the Warranty, and less any redemptions of Fund shares or distributions taken in cash, sales charges, and extraordinary Fund expenses). The Warranty is solely the obligation of the Warranty Provider, not the shareholders. The Warranty is dependent on the financial ability of the Warranty Provider to make payment to the Fund on the Maturity Date. The Warranty Amount will be reduced by any redemptions of Fund shares or distributions taken in cash, sales charges and extraordinary fund expenses. Distributions from the Fund are taxable whether or not shareholders reinvest them in additional shares of the Fund. The Warranty does not apply to shares redeemed during the Warranty Period, and shareholders can lose money on shares unless redeemed on the Maturity Date. Neither the Fund nor OppenheimerFunds, Inc. is obligated to replace the Warranty Provider should it be unable to make payments necessary to support the Warranty Amount. The Warranty increases the Fund’s expenses that shareholders pay and could lower Fund performance. Shareholders must redeem their shares
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in the Fund on, and only on, the Maturity Date (expected to be March 3, 2011) to receive the greater of the then-current net asset value of the Fund or their Warranty Amount. Prior to the Maturity Date, the Fund will provide each shareholder a notice to remind them that shares must be redeemed on the Maturity Date to receive the full benefit of the Warranty. After the Maturity Date, shares of the Fund will not be covered under the terms of the Warranty and will be subject to market fluctuations and the shares will then be redeemable at the Fund’s then-current net asset value, which may be lower than the Warranty Amount.
Shares may be exchanged or redeemed at any time. However, if you redeem or exchange shares prior to the end of the seven-year Warranty Period, you will receive the then-current NAV per share, which may be higher or lower than the Warranty Amount. To receive at least the full Warranty Amount, you must maintain your original investment in the Fund until the end of the seven-year term and reinvest all dividends and distributions.
During the Warranty Period, there are substantial opportunity costs. Allocating assets to U.S. Government securities (primarily Treasury STRIPS) reduces the Fund’s ability to participate fully in upward equity market movements. Therefore, it represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities. In the event that the Fund’s stock allocation declines substantially, generally due to heavy stock market declines, the Fund will permanently shift all investments to fixed income securities and certain of the Fund’s expenses will be reduced. In the event of reallocation of 100% of the Fund’s assets to U.S. Government securities, the Fund will not be permitted to allocate its assets to equity securities for the remainder of the Warranty Period, which will eliminate the Fund’s ability to participate in any upward equity market movement. This event occurred on February 24, 2009, and under the terms of the Warranty Agreement, the Fund’s assets have been completely and irreversibly reallocated to the debt portfolio.
While these fixed income securities (primarily Treasury STRIPS) that the Fund invests in do not pay income the traditional way, an income calculation is made for tax purposes based on the purchase price and the time until the security reaches par value. Like traditional interest payments, this amount is reported as income for tax purposes. The zero coupon bonds the Fund invests in do
15 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES
not pay interest income until maturity. However, the Fund is required to accrue and declare a dividend on such income. Thus, you will have taxable income.
Distributions from the Fund are taxable whether or not you reinvest them in additional shares of the Fund. The Fund is not obligated to replace the Warranty Provider should it be unable to make the payments necessary to support the Warranty Amount. The Warranty increases the Fund’s expenses that you pay and therefore the Fund’s expenses will generally be higher than a fund that does not offer a Warranty.
All investments have risks to some degree. Stocks fluctuate in price and their volatility at times may be great. While principal and interest payments on U.S. Treasury securities are guaranteed by the U.S. Government, the price of such securities will fluctuate with changes in prevailing interest rates. Zero-coupon U.S. Government securities are subject to greater fluctuations in price from interest rate changes than typical debt securities that pay interest on a regular basis. Investors should be aware that principal protected funds generally carry higher fees and expenses than non-protected funds.
The Fund offered its shares to the public from November 11, 2003 through February 27, 2004. From March 3, 2004, and until March 3, 2011, shares of the Fund will only be issued upon reinvestment of dividends and distributions.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
17 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	March 1, 2009	August 31, 2009	August 31, 2009

Actual
Class A	$1,000.00	$1,004.10	$5.11
Class B	1,000.00	999.80	9.47
Class C	1,000.00	999.80	9.22

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.11	5.16
Class B	1,000.00	1,015.78	9.55
Class C	1,000.00	1,016.03	9.29
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended August 31, 2009 are as follows:

Class	Expense Ratios

Class A	1.01%
Class B	1.87
Class C	1.82
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS August 31, 2009

	Principal
	Amount	Value

U.S. Government Obligations—98.8%
U.S. Treasury Bonds:
STRIPS, 2.593%, 2/15/11[1]	$51,900,000	$51,398,646
STRIPS, 3.84%, 5/15/11[1]	441,000	436,391
U.S. Treasury Nts.:
0.875%, 2/28/11	2,350,000	2,357,437
STRIPS, 4.279%, 2/15/11[1]	38,400,000	38,040,922

Total Investments, at Value (Cost $88,856,795)	98.8%	92,233,396
Other Assets Net of Liabilities	1.2	1,165,158

Net Assets	100.0%	$93,398,554

Footnote to Statement of Investments

1.	Zero coupon bond reflects effective yield on the date of purchase.
The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 2009 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. There were no affiliate securities held by the Fund as of August 31, 2009. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	August 31, 2008	Additions	Reductions	August 31, 2009

Oppenheimer Institutional Money Market Fund, Cl. E	389,303	28,108,692	28,497,995	—
Oppenheimer Main Street Fund, Cl. Y	1,091,223	6,550	1,097,773	—

		Realized
	Income	Loss

Oppenheimer Institutional Money Market Fund, Cl. E	$26,250	$—
Oppenheimer Main Street Fund, Cl. Y	126,021	7,570,821

	$152,271	$7,570,821

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
F1 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

STATEMENT OF INVESTMENTS Continued
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of August 31, 2009 based on valuation input level:

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Obligations	$—	$92,233,396	$—	$92,233,396

Total Assets	$—	$92,233,396	$—	$92,233,396

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F2 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

STATEMENT OF ASSETS AND LIABILITIES August 31, 2009

Assets
Investments, at value—see accompanying statement of investments—unaffiliated companies (cost $88,856,795)	$92,233,396
Cash	1,607,584
Receivables and other assets:
Interest	57
Other	8,894

Total assets	93,849,931

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	315,161
Warranty agreement fees	50,691
Distribution and service plan fees	39,794
Shareholder communications	16,373
Transfer and shareholder servicing agent fees	9,191
Trustees’ compensation	4,050
Other	16,117

Total liabilities	451,377

Net Assets	$93,398,554

Composition of Net Assets
Par value of shares of beneficial interest	$3,327
Additional paid-in capital	97,078,376
Accumulated net investment income	1,302,875
Accumulated net realized loss on investments	(8,362,625)
Net unrealized appreciation on investments	3,376,601

Net Assets	$93,398,554

F3 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $32,102,596 and 1,140,165 shares of beneficial interest outstanding)	$28.16
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$29.88

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $45,295,040 and 1,617,845 shares of beneficial interest outstanding)	$28.00

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,000,918 and 568,994 shares of beneficial interest outstanding)	$28.12
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

STATEMENT OF OPERATIONS For the Year Ended August 31, 2009

Investment Income
Interest	$2,942,136
Dividends from affiliated companies	152,271
Other income	72

Total investment income	3,094,479

Expenses
Management fees	355,479
Distribution and service plan fees:
Class A	85,999
Class B	507,239
Class C	174,526
Transfer and shareholder servicing agent fees:
Class A	29,076
Class B	59,652
Class C	15,112
Shareholder communications:
Class A	5,100
Class B	20,600
Class C	3,818
Warranty agreement fees	492,281
Trustees’ compensation	9,808
Custodian fees and expenses	602
Other	45,285

Total expenses	1,804,577
Less reduction to custodian expenses	(370)
Less waivers and reimbursements of expenses	(23,215)

Net expenses	1,780,992

Net Investment Income	1,313,487

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments:
Unaffiliated companies	270,166
Affiliated companies	(7,570,821)

Net realized loss	(7,300,655)
Net change in unrealized appreciation on investments	2,586,126

Net Decrease in Net Assets Resulting from Operations	$(3,401,042)

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended August 31,	2009	2008

Operations
Net investment income	$1,313,487	$1,372,466
Net realized gain (loss)	(7,300,655)	12,073,869
Net change in unrealized appreciation	2,586,126	(22,401,062)

Net decrease in net assets resulting from operations	(3,401,042)	(8,954,727)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(568,658)	(1,476,051)
Class B	(390,905)	(1,481,803)
Class C	(134,076)	(534,168)

	(1,093,639)	(3,492,022)

Distributions from net realized gain:
Class A	(1,437,579)	—
Class B	(2,132,682)	—
Class C	(724,672)	—

	(4,294,933)	—

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(4,512,152)	(9,661,166)
Class B	(8,491,610)	(8,032,147)
Class C	(2,689,240)	(4,252,060)

	(15,693,002)	(21,945,373)

Net Assets
Total decrease	(24,482,616)	(34,392,122)
Beginning of period	117,881,170	152,273,292

End of period (including accumulated net investment income of $1,302,875 and $1,083,267, respectively)	$93,398,554	$117,881,170

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FINANCIAL HIGHLIGHTS

Class A Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$30.54	$33.48	$30.78	$30.32	$29.50

Income (loss) from investment operations:
Net investment income[1]	.52	.50	.31	.43	.48
Net realized and unrealized gain (loss)	(1.24)	(2.46)	2.82	.55	.90

Total from investment operations	(.72)	(1.96)	3.13	.98	1.38

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.47)	(.98)	(.43)	(.51)	(.56)
Tax return of capital distribution from net investment income	—	—	—	(.01)	—
Distributions from net realized gain	(1.19)	—	—	—	—

Total dividends and/or distributions to shareholders	(1.66)	(.98)	(.43)	(.52)	(.56)

Net asset value, end of period	$28.16	$30.54	$33.48	$30.78	$30.32

Total Return, at Net Asset Value[2]	(2.37)%	(5.99)%	10.22%	3.28%	4.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,103	$39,578	$53,548	$63,781	$84,724

Average net assets (in thousands)	$35,035	$46,411	$59,238	$73,030	$94,553

Ratios to average net assets:[3]
Net investment income	1.80%	1.56%	0.94%	1.40%	1.60%
Total expenses[4]	1.22%	1.47%	1.47%	1.46%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.20%	1.23%	1.10%	1.17%	1.23%

Portfolio turnover rate	17%	127%	147%	74%	61%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended August 31, 2009	1.24%
Year Ended August 31, 2008	1.71%
Year Ended August 31, 2007	1.84%
Year Ended August 31, 2006	1.75%
Year Ended August 31, 2005	1.69%
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$30.36	$33.26	$30.58	$30.12	$29.32

Income (loss) from investment operations:
Net investment income[1]	.28	.23	.04	.18	.23
Net realized and unrealized gain (loss)	(1.23)	(2.42)	2.81	.56	.90

Total from investment operations	(.95)	(2.19)	2.85	.74	1.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.71)	(.17)	(.27)	(.33)
Tax return of capital distribution from net investment income	—	—	—	(.01)	—
Distributions from net realized gain	(1.19)	—	—	—	—

Total dividends and/or distributions to shareholders	(1.41)	(.71)	(.17)	(.28)	(.33)

Net asset value, end of period	$28.00	$30.36	$33.26	$30.58	$30.12

Total Return, at Net Asset Value[2]	(3.18)%	(6.70)%	9.35%	2.46%	3.88%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,295	$58,136	$72,163	$76,285	$92,317

Average net assets (in thousands)	$50,752	$65,193	$75,560	$84,876	$97,514

Ratios to average net assets:[3]
Net investment income	0.99%	0.71%	0.12%	0.59%	0.78%
Total expenses[4]	2.03%	2.25%	2.27%	2.25%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.01%	2.01%	1.90%	1.96%	2.03%

Portfolio turnover rate	17%	127%	147%	74%	61%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended August 31, 2009	2.05%
Year Ended August 31, 2008	2.49%
Year Ended August 31, 2007	2.64%
Year Ended August 31, 2006	2.54%
Year Ended August 31, 2005	2.49%
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

Class C Year Ended August 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$30.48	$33.37	$30.65	$30.13	$29.33

Income (loss) from investment operations:
Net investment income[1]	.30	.25	.06	.20	.26
Net realized and unrealized gain (loss)	(1.25)	(2.44)	2.81	.55	.88

Total from investment operations	(.95)	(2.19)	2.87	.75	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.70)	(.15)	(.21)	(.34)
Tax return of capital distribution from net investment income	—	—	—	(.02)	—
Distributions from net realized gain	(1.19)	—	—	—	—

Total dividends and/or distributions to shareholders	(1.41)	(.70)	(.15)	(.23)	(.34)

Net asset value, end of period	$28.12	$30.48	$33.37	$30.65	$30.13

Total Return, at Net Asset Value[2]	(3.16)%	(6.66)%	9.36%	2.51%	3.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,001	$20,167	$26,562	$31,681	$49,066

Average net assets (in thousands)	$17,463	$23,227	$29,423	$39,713	$60,338

Ratios to average net assets:[3]
Net investment income	1.04%	0.80%	0.18%	0.67%	0.88%
Total expenses[4]	1.98%	2.22%	2.24%	2.22%	2.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.96%	1.98%	1.87%	1.93%	2.00%

Portfolio turnover rate	17%	127%	147%	74%	61%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including all underlying fund expenses were as follows:

Year Ended August 31, 2009	2.00%
Year Ended August 31, 2008	2.46%
Year Ended August 31, 2007	2.61%
Year Ended August 31, 2006	2.51%
Year Ended August 31, 2005	2.46%
See accompanying Notes to Financial Statements.
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NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Principal Protected Main Street Fund II® (the “Fund”), a series of Oppenheimer Principal Protected Trust II, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. During the Warranty Period, the Fund will seek capital preservation in order to have a net asset value on the Maturity Date at least equal to the Warranty Amount. The Fund seeks high total return as a secondary objective. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     Shares of the Fund were offered during the Offering Period (November 10, 2003 to February 27, 2004). Shares are not offered during the Warranty Period (March 3, 2004 to March 3, 2011) to the Maturity Date (March 3, 2011) except in connection with reinvestment of dividends and distributions. Prior to February 24, 2009, the Fund invested a substantial portion of its assets in Class Y shares of Oppenheimer Main Street Fund® (the “Underlying Fund”), which seeks high total return, and certain U.S. government securities. The allocation of the Fund’s assets between the debt portfolio and the equity portfolio varied over time based upon the Warranty Formula, which was intended to allow the Fund to have a net asset value on the Maturity Date at least equal to the Warranty Amount. Effective February 24, 2009, pursuant to the Warranty Formula and the terms of the Warranty Agreement, the Fund’s assets have been completely and irreversibly reallocated to the debt portfolio.
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 88 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Warranty Agreement. The Fund had previously entered into a Financial Warranty Agreement (the “Warranty Agreement”) with Merrill Lynch Bank USA. Effective June 30, 2009, Main Place Funding, LLC (the “Warranty Provider”) has replaced Merrill Lynch Bank USA as the warranty provider. The Warranty Provider is an affiliate of Merrill Lynch Bank USA, and a separately incorporated division of Bank of America N.A. (“BANA”). Bank of America Corporation (the “Guarantor”), the Warranty Provider’s ultimate parent company and parent company of BANA, has issued a guarantee of the performance of the Warranty Provider’s obligations under the Warranty Agreement (the “Guarantee”). Pursuant to the Warranty Agreement, the Warranty Provider has issued, subject to certain
F10 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

conditions, a financial warranty (the “Financial Warranty”) to the Fund. The Financial Warranty attempts to make sure that the value of each shareholder’s account on the Maturity Date will be no less than the value of that shareholder’s account on the second business day after the end of the Offering Period (the “Warranty Amount”). This value will include net income, if any, earned by the Fund during the Offering Period and be reduced by adjustments permitted under the Warranty Agreement, including sales charges, dividends and distributions paid in cash, redemptions of Fund shares, and the shareholder’s pro rata portion of any extraordinary expenses. To avoid a reduced Warranty Amount, shareholders must reinvest all dividends and distributions received from the Fund to purchase additional shares of the Fund and must not redeem any shares of the Fund during the Warranty Period. If the value of the Fund’s assets on the Maturity Date is insufficient to result in the value of each shareholder’s account being at least equal to the shareholder’s Warranty Amount, the Warranty Provider will pay the Fund an amount equal to the excess of his or her Warranty Amount over his or her account value.
     As of August 31, 2009, the Fund level Warranty Amounts per share were $26.34 for Class A shares, $27.36 for Class B shares and $27.43 for Class C shares.
     The Financial Warranty is solely the obligation of the Warranty Provider, as guaranteed by the Guarantor. It is possible that the financial position of the Warranty Provider may deteriorate and it would be unable to satisfy the obligations under the Financial Warranty, and the financial position of the Guarantor may deteriorate and it would be unable to satisfy its obligations under the Guarantee. No entity or person is obligated to make up any shortfall in the event the Warranty Provider and Guarantor default on their obligations to the Fund and the Fund’s assets are insufficient to redeem the Fund’s shares for the Warranty Amount on the Maturity Date. Shareholders could lose money if the Warranty Provider and Guarantor fail to or are unable to perform their obligations under the Warranty Agreement and Guarantee, respectively.
     The Warranty Agreement requires the Manager to comply with certain investment parameters in an attempt to limit the Fund’s risk. If the Fund or Manager fails to comply with the agreed-upon investment parameters or otherwise fails to comply with certain requirements set forth in the Warranty Agreement, the Warranty Provider may terminate its Financial Warranty in certain limited circumstances. The Warranty Provider (or its affiliate) may monitor the Fund’s compliance with the Warranty Agreement solely to protect the interests of the Warranty Provider and not the Fund’s shareholders.
     The fee paid by the Fund to the Warranty Provider is an annual fee equal to 0.60% of the average daily net assets of the Fund during the Warranty Period. Since the Fund is completely and irreversibly invested in the debt portfolio, the Warranty Fee payable by the Fund to the Warranty Provider has decreased to an annual fee equal to 0.35% of the average daily net assets of the Fund, effective February 24, 2009.
F11 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied
F12 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Investment in Oppenheimer Institutional Money Market Fund. During the year ended August 31, 2009, the Fund invested daily available cash balances in an affiliated money market fund. The Fund invested the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
F13 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$1,306,924	$—	$8,259,045	$3,273,021

1.	As of August 31, 2009, the Fund had $4,281,810 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2009, details of the capital loss carryforward were as follows:

Expiring

2017	$4,281,810
2.	As of August 31, 2009, the Fund had $3,977,235 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended August 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended August 31, 2008, the Fund utilized $2,812,147 of capital loss carryforward to offset capital gains realized in that fiscal year.
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for August 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss on
Paid-in Capital	Investment Income	Investments

$312,683	$240	$312,923
The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 was as follows:

	Year Ended	Year Ended
	August 31, 2009	August 31, 2008

Distributions paid from:
Ordinary income	$1,093,639	$3,492,022
Long-term capital gain	4,294,933	—

Total	$5,388,572	$3,492,022

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments,
F14 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$88,960,375

Gross unrealized appreciation	$3,273,021
Gross unrealized depreciation	—

Net unrealized appreciation	$3,273,021

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
F15 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Amount	Shares	Amount

Class A
Dividends and/or distributions reinvested	67,357	$1,911,235	43,847	$1,405,865
Redeemed	(222,925)	(6,423,387)	(347,734)	(11,067,031)

Net decrease	(155,568)	$(4,512,152)	(303,887)	$(9,661,166)

Class B
Dividends and/or distributions reinvested	85,765	$2,433,051	44,431	$1,422,791
Redeemed	(382,616)	(10,924,661)	(299,511)	(9,454,938)

Net decrease	(296,851)	$(8,491,610)	(255,080)	$(8,032,147)

Class C
Dividends and/or distributions reinvested	28,549	$812,863	15,791	$507,374
Redeemed	(121,228)	(3,502,103)	(150,123)	(4,759,434)

Net decrease	(92,679)	$(2,689,240)	(134,332)	$(4,252,060)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Oppenheimer Institutional Money Market Fund, for the year ended August 31, 2009, were as follows:
F16 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

	Purchases	Sales

Investment securities	$195,940	$29,018,293
U.S. government and government agency obligations	17,495,952	12,590,792
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.50% of the average annual net assets of the Fund. That fee will apply during the Warranty Period and the Post-Warranty Period. The management fee shall be reduced to 0.40% per annum of average annual net assets of the Fund in any month during the Warranty Period following a month where the Fund’s investment in equity securities (including shares of the Underlying Fund) is, on average, less than 10% of net assets. If during the Warranty Period 100% of the Fund’s assets are completely and irreversibly invested in the debt portfolio, the management fee will be at an annual rate of 0.25% of the average annual net assets of the Fund, and the Manager will further reduce its management fee to the extent necessary so that expenses after waivers and reductions to the Fund (other than extraordinary expenses such as litigation costs) do not exceed 1.30% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares. However, if this reduction in the management fee is not sufficient to reduce expenses after waivers and reductions to these limits, the Manager is not required to subsidize Fund expenses to assure that expenses do not exceed those limits. Furthermore, if expenses exceed these expense limits, the Warranty Amount will be reduced by any expenses that exceed those limits.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2009, the Fund paid $103,950 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
F17 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2009 were as follows:

Class B	$1,765,838
Class C	909,873
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

August 31, 2009	$—	$—	$118,191	$—
Waivers and Reimbursements of Expenses. Prior to February 24, 2009, the Manager reimbursed the Fund for expenses equal to the Underlying Fund expenses paid by the Fund as a shareholder of the Underlying Fund. That expense reimbursement fluctuated as the Fund’s allocation between the Underlying Fund and the debt portfolio changed. During the year ended August 31, 2009, the Manager reimbursed the Fund $21,868 for such Underlying Fund expenses.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
F18 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended August 31, 2009, the Manager waived $1,347 for IMMF management fees.
5. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through October 20, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
6. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
F19 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

NOTES TO FINANCIAL STATEMENTS Continued
6. Pending Litigation Continued
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F20 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Principal Protected Trust II:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Principal Protected Main Street Fund II, a series of the Oppenheimer Principal Protected Trust II, including the statement of investments, as of August 31, 2009, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of Oppenheimer Principal Protected Main Street Fund II for the years ended prior to September 1, 2008 were audited by other auditors whose report dated October 13, 2008 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Principal Protected Main Street Fund II as of August 31, 2009, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
October 20, 2009
F21 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $1.1064 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 15, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2009 which are not designated as capital gain distributions should be multiplied by 9.60% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended August 31, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $35,617 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended August 31, 2009, $1,248,006 or 35.74% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
20 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Sergei Polevikov, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation moderate funds. The Board noted that the Fund’s one-year, three-year, and five-year performance was better than its peer group median. The Board considered the Manager’s assertion that the Mixed-Asset Target Allocation — Moderate category selected by Lipper as the performance universe does not provide an appropriate comparison given the unique, specialized structure and warranty features of a principal-protected fund. The Board also noted the Manager’s assertion that for a fund like this one, performance is a function of when the fund was launched, interest rates, equity returns, the length of the warranty period and other factors. In light of this, the Board also considered that the Fund underperformed its one comparable peer (the most appropriate “peer” given its launch date and portfolio construction) for the one-year, three-year and five-year periods, noting, however, that a one-fund-peer group likely does not allow for a meaningful comparison. The Board also noted that, the Fund was in “defeasance” as of February 24, 2009.
21 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund, other mixed-asset target allocation moderate, mixed-asset target allocation growth, and mixed-asset target allocation conservative funds with comparable asset levels and distribution features. The Board noted that the Fund’s actual management fees and total expenses were lower than its peer group median. The Board considered that on February 24, 2009, the Manager contractually reduced the management fee to an annual rate of 0.25% of the average annual net assets of the Fund, and will further reduce the management fee to the extent necessary so that total annual operating expenses of the Fund, other than extraordinary expenses, do not exceed 1.30% for Class A shares and 2.05% for Class B and Class C shares. However, if this reduction in the management fee is not sufficient to reduce total annual operating expenses to these limits, the Manager is not required to subsidize Fund expenses to assure that expenses do not exceed those limits.
     Economies of Scale. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
22 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s web-site at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding — Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees and Trustee (since 2003) Age: 72	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

George C. Bowen, Trustee (since 2003) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Trustee (since 2003) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 - June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Trustee (since 2003) Age: 67	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005- February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex.

Sam Freedman, Trustee (since 2003) Age: 68	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.
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Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Richard F. Grabish, Trustee (since 2008) Age: 60	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 16 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Trustee (since 2003) Age: 62	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Trustee (since 2003) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Trustee (since 2003) Age: 67	Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex.
25 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee, President and Principal Executive Officer (since 2003) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 98 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Polevikov and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Sergei V. Polevikov, Vice President (since 2008) and Portfolio Manager (since 2007) Age: 36	Assistant Vice President of the Manager (since April 2004); Senior Research Analyst and a member of the Manager’s Product Design and Equity Risk Analytics teams. An Economic Research Analyst for the Federal Reserve Bank of Dallas (May 1997-August 1999). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 98 portfolios in the OppenheimerFunds complex.
26 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2003) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 98 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2003) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 98 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
27 | OPPENHEIMER PRINCIPAL PROTECTED MAIN STREET FUND II

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements was KPMG in 2009 and D&T in 2008. KPMG billed $17,000 in fiscal 2009 and D&T billed $17,000 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $211,540 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services for FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $6,211 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.
(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $217,751 in fiscal 2009 and $310,000 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.

Item 6.  Schedule of Investments.
a) Not applicable.
b) Not applicable.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.  Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.
(2) Exhibits attached hereto.

(3) Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Principal Protected Trust II

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 10/09/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer
Date: 10/09/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer
Date: 10/09/2009